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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (date of earliest event reported):         April 8, 1998
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                          HOMECOM COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)




        Delaware                           0-29204              58-2153309
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(State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
Incorporation or Organization)                               Identification No.)




3535 Piedmont Road, Atlanta, Georgia                              30305
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(Address of Principal Executive Offices)                        (Zip Code)




Registrant's telephone number, including area code:        (404) 237-4646
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         The Company has renegotiated certain terms and conditions of the Series A Convertible Preferred Stock private placement which was consummated in December 1997, and 5% Convertible Debentures private placement which was consummated in September 1997. Copies of the agreements amending certain terms and conditions are incorporated herein by reference and are attached herewith as
Exhibit 10.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              10     --    Renegotiation of the Series A Convertible Debentures
                           private placement.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  HOMECOM COMMUNICATIONS, INC.
                                  (Registrant)




Date: April 23, 1998              By: /s/ Harvey Sax
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                                      Harvey Sax, President and
                                      Chief Executive Officer
                                      (Principal Executive Officer)